DELAWARE GROUP ADVISER FUNDS

DELAWARE OVERSEAS EQUITY FUND

Supplement to the Prospectus dated February 28, 2001

On April 19, 2001, the Board of Trustees responsible for the Delaware Overseas Equity Fund approved a proposal to merge the Fund into the Delaware International Equity Fund, a series of Delaware Group Global & International Funds, subject to shareholder approval. The Board of Trustees responsible for the Delaware International Equity Fund also approved the merger.

The investment goal of the Delaware International Equity Fund is long-term growth without undue risk to principal. The investment goal of the Delaware Overseas Equity Fund is to maximize total return. The Boards believe that the proposed merger will benefit shareholders.

Effective April 23, 2001, the Delaware Overseas Equity Fund will be closed to new investors. Shareholders of record on May 30, 2001 will receive a proxy statement in early June requesting their votes on the proposed merger of their Fund at a special meeting of shareholders to be held on or about July 26, 2001. If approved, the merger would be expected to take place on or about August 20, 2001. Additionally, the Fund would continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the merger.

Please keep this supplement for future reference.

The date of this Supplement is April 20, 2001.